SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM 8-K


                         CURRENT REPORT


               Pursuant to Section 13 or 15 (d) of
               the Securities Exchange Act of 1934


                 Date of Report:  March 7, 1997
                (Date of earliest event reported)


                         CITIZENS, INC.
     (Exact name of registrant as specified in its charter)


                            COLORADO
                 (State or other jurisdiction of
                         incorporation)



        0-16509                              84-0755371
(Commission File Number)                   (IRS Employer
                                       Identification Number)


 400 East Anderson Lane
     Austin, Texas                             78752
 (Address of principal                       (Zip Code)
   executive offices)

                        (512) 837-7100
                 (Registrant's telephone number)
Item 1.  Changes in Control of Registrant.
     None.

Item 2.  Acquisition or Disposition of Assets.
     None.

Item 3.  Bankruptcy or Receivership.
     None.

Item 4.  Certifying Accountants.
     None.

Item 5.  Other Events.

      The  following officer elections were effective as of March
7, 1997 for Registrant and its subsidiaries:

          Name                     Title
            Mark  A.  Oliver            President  and  Assistant
Treasurer
          Clayton D. Dunham        Executive Vice President and
                                   Chief Operating Officer
          William P. Barnhill      Treasurer
          John K. Drisdale, Jr.    Secretary

      Randall H. Riley resigned as a director and officer of Registrant and its subsidiaries effective March 7, 1997.

      T. Roby Dollar was appointed to the executive committees of Registrant's subsidiaries.

Item 6.  Resignations of Registrant's Directors.
     None.

Item 7.  Financial Statements and Exhibits.
     None.

Item 8.  Change in Fiscal Year.
     None.

Item 9.  Sales of Equity Securities Pursuant to Regulation S
     None.
                            SIGNATURE


      Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on Registrant's behalf by the undersigned, duly authorized and empowered officer of the Registrant.

                                      CITIZENS, INC.




                                      By:/s/ Mark A. Oliver
                                            Mark    A.    Oliver,
President


Date:  March 21, 1997